Exhibit 99.2

BRE Properties, Inc.

Fourth Quarter 2009

Earnings Release and

Supplemental Financial Data

Belcarra

296 Units

Bellevue, WA

BRE Properties, Inc. 525 Market Street, 4th Floor San Francisco, CA 94105	Phone: Fax: E-mail:	415.445.6530 415.445.6505 ir@breproperties.com

Investor contact: John Schissel

EVP, Chief Financial Officer

415.445.6530

Media contact: Thomas E. Mierzwinski

VP, Corporate Communications

415.445.6525

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and property performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

BRE Properties, Inc.

Fourth Quarter 2009

Earnings Release and

Supplemental Financial Data

BRE Properties, Inc.

Financial and Operating Highlights

Fourth Quarter 2009

(Unaudited; in thousands, except per share, ratio and community data)

	Quarter Ended December 31,		Twelve Months Ended December 31,
OPERATING INFORMATION	2009	2008	2009	2008
Total revenues (1)	$85,481	$86,926	$344,604	$345,285

Net income available to common shareholders	$(7,156)	$55,680	$50,642	$122,760
Per diluted share	$(0.13)	$1.08	$0.95	$2.36

Funds from Operations (2)	$16,045	$36,133	$120,789	$141,818
FFO per diluted share	$0.29	$0.69	$2.23	$2.69

Nonroutine income items (3)	$0	$5,407	$0	$5,407
Nonroutine income items per diluted share	$0.00	$0.10	$0.00	$0.10

Net (loss)/gain on extinguishment of debt	(870)	$2,364	1,470	$2,364
Net (loss)/gain on extinguishment of debt per diluted share	$(0.02)	$0.05	$0.03	$0.05

Other Expenses (4)	$13,522	$5,719	$13,522	$5,719
Other Expenses per diluted share	$0.25	$0.11	$0.25	$0.11

Non cash interest expense (5)	$1,559	$1,600	$6,403	$6,233
Per diluted share	$0.03	$0.03	$0.12	$0.12

Dividends per share	$0.3750	$0.5625	$1.875	$2.25

Adjusted EBITDA (2)	$54,604	$59,631	$225,971	$242,354

Common dividends	$20,891	$29,091	$100,681	$116,025
Preferred dividends	$2,953	$2,953	$11,813	$11,813
Interest expense, excluding non cash interest expense (5) and capitalized interest.	$19,733	$21,374	$76,331	$85,834

Interest coverage ratio (6)	2.8	2.8	3.0	2.8

Fixed charge coverage ratio (6)	2.4	2.5	2.6	2.5

Same-store revenue increase/decrease	-5.8%	1.6%	-3.9%	3.4%
Same-store expense increase/decrease	3.6%	1.8%	1.9%	4.0%
Same-store NOI increase/decrease	-9.5%	1.6%	-6.4%	3.2%
Same-Store operating margins	69%	72%	69%	71%

CAPITALIZATION DATA			12/31/09	12/31/08
Net real estate investments			$2,915,565	$2,911,295
Total assets, gross			$3,563,961	$3,507,132

Total debt			$1,867,075	$1,902,401
Redeemable noncontrolling interests			$33,605	$29,972
Preferred stock (at liquidation preference)			$175,000	$175,000
Total shareholders’ equity			$1,022,919	$969,204

Common shares and units outstanding			55,908	51,930
Share price, end of period			$33.08	$27.98

Total market capitalization			$3,891,512	$3,530,402
Total book capitalization			$2,923,599	$2,901,576

Debt to total assets, gross			52.4%	54.2%
Debt to total market capitalization			48.0%	53.9%
Debt to total book capitalization			63.9%	65.6%
Secured debt to total assets, gross			21.1%	4.3%

COMMUNITY INFORMATION			12/31/09	12/31/08
Operating communities:
Wholly or Majority Owned Communities			73	72
Wholly or Majority Owned Units			21,245	21,196

Unconsolidated Joint Venture Communities			13	13
Unconsolidated Joint Venture Units			4,080	4,080

Communities under development:
Communities			6	7
Units			1,864	2,077

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income.
(2)	Please refer to Exhibit B for definitions and reconciliations of all non-GAAP financial measures presented in this package.
(3)	For the three and twelve months ended December 31, 2008 nonroutine items include $4,400,000 in proceeds related to Pinnacle Galleria and a forfeited escrow deposit totaling $1,007,000 from a potential buyer on an asset held for sale that failed to close.
(4)	For the three and twelve months ended December 31, 2009 other expenses include a $12,900,000 abandonment charge related to three sites under option agreements or letters of intent and a $600,000 severance charge. For the three and twelve months ended December 31, 2008 other expenses include a $5,119,000 abandonment charge related to three sites under option agreements or letters of intent and a $600,000 severance charge.
(5)	Represents adoption new convertible debt guidance, with required retroactive application to all periods. The interest cost adjustment relates to our 4.125% Convertible Senior notes; and reflects a 6.01% market interest rate, the comparable cost for straight debt at the time of issuance. The expense is shown net of impact to capitalized interest.
(6)	Interest coverage represents ratio of Adjusted EBITDA to interest expense. Fixed charge coverage represents ratio of Adjusted EBITDA to interest expense plus preferred stock dividends.

BRE Properties, Inc.

Consolidated Balance Sheets

Fourth Quarter 2009

(Unaudited, dollar amounts in thousands except per share data)

	December 31, 2009	December 31, 2008 (1)
ASSETS

Real estate portfolio:
Direct investments in real estate:

Investments in rental properties	$3,180,633	$2,927,481
Construction in progress	101,354	295,074
Less: accumulated depreciation	(583,953)	(514,388)

	2,698,034	2,708,167

Equity in real estate joint ventures:
Investments	61,999	62,497

Real estate held for sale, net	—	17,022

Land under development	155,532	123,609

Total real estate portfolio	2,915,565	2,911,295

Cash	5,656	7,724
Other assets	58,787	73,725

TOTAL ASSETS	$2,980,008	$2,992,744

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Unsecured senior notes	$826,918	$1,505,905
Unsecured line of credit	288,000	245,000
Mortgage loans payable	752,157	151,496
Accounts payable and accrued expenses	56,409	91,167

Total liabilities	1,923,484	1,993,568

Redeemable noncontrolling interests	33,605	29,972

Shareholders’ equity:

Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 7,000,000 shares with $25 liquidation preference issued and outstanding at December 31, 2009 and December 31, 2008, respectively.	70	70

Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 55,136,359 and 51,149,745 at December 31, 2009 and December 31, 2008, respectively.	551	511

Additional paid-in capital	1,022,298	968,623

Total shareholders’ equity	1,022,919	969,204

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	$2,980,008	$2,992,744

(1)	Balance sheet is restated to reflect the adoption of new accounting guidance requiring retroactive application.

BRE Properties, Inc.

Consolidated Statements of Income

Quarters Ended December 31, 2009 and 2008

(Unaudited, dollar and share amounts in thousands)

	Quarter ended 12/31/09	Quarter ended 12/31/08	Twelve months ended 12/31/09	Twelve months ended 12/31/08
REVENUES

Rental income	$82,580	$83,712	$331,709	$331,704
Ancillary income	2,901	3,214	12,895	13,581

Total revenues	85,481	86,926	344,604	345,285

EXPENSES

Real estate	$27,542	$25,167	$109,486	$102,405
Provision for depreciation	22,729	20,217	88,260	79,107
Interest (1)	21,292	22,974	82,734	92,032
General and administrative	4,742	5,784	17,390	20,578
Other expenses	13,522	5,719	13,522	5,719

Total expenses	89,827	79,861	311,392	299,841

Other income	876	6,047	3,459	7,885
Net (loss)/gain from extinguishment of debt	(870)	2,364	1,470	2,364

(Loss)/Income before noncontrolling interests, partnership income and discontinued operations	(4,340)	15,476	38,141	55,693

Partnership income	531	593	2,329	2,560

(Loss)/Income from continuing operations	(3,809)	16,069	40,470	58,253

Discontinued operations:
Discontinued operations, net (2)	—	1,950	2,296	12,627
Net gain on sales of discontinued operations	—	41,164	21,574	65,984

Income from discontinued operations	—	43,114	23,870	78,611

NET (LOSS)/INCOME	$(3,809)	$59,183	$64,340	$136,864

Redeemable noncontrolling interest in income	394	550	1,885	2,291

Dividends attributable to preferred stock	2,953	2,953	11,813	11,813

NET (LOSS)/INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(7,156)	$55,680	$50,642	$122,760

Net(loss)/income per common share - basic	$(0.13)	$1.08	$0.95	$2.38

Net (loss)/income per common share - assuming dilution	$(0.13)	$1.08	$0.95	$2.36

Weighted average shares outstanding - basic (3)	54,540	51,120	52,760	51,050

Weighted average shares outstanding - assuming dilution (3)	54,540	51,181	52,761	51,440

(1)	Income Statements for the quarter and twelve months ended December 31, 2008 has been restated to reflect the adoption of new convertible debt accounting guidance requiring retroactive application.
(2)	For 2009, details of net earnings from discontinued operations include two properties sold in 2009. The 2008 totals include the two aforementioned properties and six properties sold in 2008.

	Quarter ended 12/31/09	Quarter ended 12/31/08	Twelve months ended 12/31/09	Twelve months ended 12/31/08
Rental and ancillary income	—	$4,184	$4,242	$23,813
Real estate expenses	—	(1,760)	(1,787)	(8,799)
Provision for depreciation	—	(474)	(159)	(2,352)
Interest expense	—	—	—	(35)

Income from discontinued operations, net	—	$1,950	$2,296	$12,627

(3)	See analysis of weighted average shares and ending shares in Exhibit B. Share count for the quarter and twelve months ended December 31, 2008 restated to reflect retroactive adoption of new earnings per share accounting guidance.

BRE Properties, Inc.

Consolidated Balance Sheets-Past Five Quarters

(Unaudited, dollar amounts in thousands except per share data)

	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
ASSETS

Real estate portfolio:
Direct investments in real estate:
Investments in rental properties	$3,180,633	$3,113,149	$3,105,464	$2,989,409	$2,927,481
Construction in progress	101,354	144,895	124,935	204,857	295,074
Less: accumulated depreciation	(583,953)	(561,900)	(540,165)	(518,488)	(514,388)

	2,698,034	2,696,145	2,690,234	2,675,778	2,708,167
Equity in real estate joint ventures:
Investments	61,999	62,336	62,435	62,507	62,497

Real estate held for sale, net	—	—	8,168	42,911	17,022

Land under development	155,532	131,936	128,762	126,841	123,609

Total real estate portfolio	2,915,565	2,890,416	2,889,599	2,908,037	2,911,295

Cash	5,656	7,029	5,848	5,845	7,724
Other assets	58,787	73,889	76,454	90,178	73,725

TOTAL ASSETS	$2,980,008	$2,971,334	$2,971,901	$3,004,060	$2,992,744

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:

Unsecured senior notes	$826,918	$857,171	$948,906	$1,457,662	$1,505,905
Unsecured line of credit	288,000	248,000	497,000	365,000	245,000
Mortgage loans payable	752,157	752,778	443,390	134,000	151,496
Accounts payable and accrued expenses	56,409	54,226	62,148	61,367	91,167

Total liabilities	1,923,484	1,912,175	1,951,444	2,018,029	1,993,568

Redeemable noncontrolling interests	33,605	32,567	26,674	23,447	29,972

Shareholders’ equity:
Preferred stock	70	70	70	70	70
Common stock	551	543	528	512	511
Additional paid-in capital	1,022,298	1,025,979	993,185	962,002	968,623

Total shareholders’ equity	1,022,919	1,026,592	993,783	962,584	969,204

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	$2,980,008	$2,971,334	$2,971,901	$3,004,060	$2,992,744

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, dollar amounts in thousands)

	Dec. 31, 2009	Sept 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008
REVENUES

Rental income	$82,580	$83,189	$82,889	$83,050	$83,712
Ancillary income	2,901	3,295	3,368	3,331	3,214

Total revenues	85,481	86,484	86,257	86,381	86,926

EXPENSES

Real estate	$27,542	$28,034	$27,533	$26,377	$25,167
Provision for depreciation	22,729	22,412	22,368	20,751	20,217
Interest (1)	21,292	20,998	19,421	21,022	22,974
General and administrative	4,742	4,104	4,218	4,326	5,784
Other expenses	13,522	—	—	—	5,719

Total expenses	89,827	75,548	73,540	72,476	79,861

Other income	876	760	1,196	628	6,047
Net (loss)/gain from extinguishment of debt	(870)	382	1,958	—	2,364

(Loss)/Income from continuing operations and discontinued operations	(4,340)	12,078	15,871	14,533	15,476

Partnership income	531	561	580	656	593

(Loss)/Income from continuing operations	(3,809)	12,639	16,451	15,189	16,069

Discontinued operations:

Discontinued operations, net (2)	—	14	980	1,302	1,950
Net gain on sales of discontinued operations	—	7,285	14,289	—	41,164

Income from discontinued operations	—	7,299	15,269	1,302	43,114

NET (LOSS)/INCOME	($3,809)	$19,938	$31,720	$16,491	$59,183

Redeemable noncontrolling interest in income	394	401	545	545	550
Dividends attributable to preferred stock	2,953	2,953	2,953	2,953	2,953

NET (LOSS)/INCOME AVAILABLE TO COMMON SHAREHOLDERS	($7,156)	$16,584	$28,222	$12,993	$55,680

Net (loss)/income per common share - basis	($0.13)	$0.31	$0.54	$0.25	$1.08

Net (loss)/income per common share - diluted	($0.13)	$0.31	$0.54	$0.25	$1.08

Weighted average shares outstanding - basic (3)	54,540	53,575	51,765	51,180	51,120

Weighted average shares outstanding - assuming dilution (3)	54,540	53,576	51,765	51,180	51,181

(1)	Income Statements for 2008 have been restated to reflect the adoption of new convertible debt guidance requiring retroactive application.
(2)	Details of earnings from discontinued operations, net:

	Dec. 31, 2009	Sept 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008
Rental and ancillary income	—	$86	$1,930	$2,227	$4,184
Real estate expenses	—	(72)	(950)	(766)	(1,760)
Provision for depreciation	—	—	—	(159)	(474)

Income from discontinued operations, net	—	$14	$980	$1,302	$1,950

(3)	See analysis of weighted average shares and ending shares in Exhibit B. 2008 Share counts restated to reflect retroactive adoption of new accounting guidance.

BRE Properties, Inc.

Reconciliation of Funds from Operations (FFO), Capital Expenditures, and Continuing and Discontinued Operations

(In thousands, except per share, unit and per unit data)

CALCULATION OF FFO	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008

NET (LOSS)/INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(7,156)	$16,584	$28,222	$12,993	$55,680
Add back/ exclude:
Depreciation from continuing operations	22,729	22,412	22,368	20,751	20,217
Depreciation from discontinued operations	—	—	—	159	474
Redeemable noncontrolling interest in income (1)	—	401	545	545	550
Depreciation from unconsolidated entities	472	465	455	449	482
Net (gain) on sales of discontinued operations	—	(7,285)	(14,289)	—	(41,164)
Less: Redeemable noncontrolling interests in income not convertible to common (1)	—	(106)	(106)	(106)	(106)

FUNDS FROM OPERATIONS (2)	$16,045	$32,471	$37,195	$34,791	$36,133

Nonroutine income items (3)	—	—	—	—	$5,407

Net (loss)/gain on extinguishment of debt	$(870)	$382	$1,958	—	$2,364

Other expenses (4)	$13,522	—	—	—	$5,719

Non cash interest charges (5)	$1,559	$1,576	$1,653	$1,615	$1,600

Weighted average shares and equivalents outstanding - assuming dilution (6)	54,580	54,356	52,550	51,965	51,986
PER SHARE INFORMATION - ASSUMING DILUTION:

Funds from operations	$0.29	$0.59	$0.70	$0.66	$0.69
Non-routine income items (3)	$0.00	$0.00	$0.00	$0.00	$0.10
Net (loss)/gain on extinguishment of debt	$(0.02)	$0.01	$0.04	$0.00	$0.05
Other Expenses (4)	$0.25	$0.00	$0.00	$0.00	$0.11
Non cash interest charges (5)	$0.03	$0.03	$0.03	$0.03	$0.03

(1)	OP units are anti-dilutive for the quarter ending December 31, 2009, but dilutive for the twelve months ending December 31, 2009. Redeemable noncontrolling interest in income of $394,000 and redeemable noncontrolling interest in income not convertible to common ($106,000) have been excluded for the quarterly FFO calculation but are included within the year to date calculation.
(2)	Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit D for further definition.
(3)	For the quarter ended December 31, 2008 EPS and FFO totals include $4,400,000 in proceeds from a legal settlement related to Pinnacle Galleria and a forfeited escrow deposit totaling $1,007,000 from a potential buyer on an asset held for sale that failed to close.
(4)	For the quarter ended December 31, 2009 EPS and FFO totals include $12,900,000 abandonment charge related to three sites under option and a $600,000 severance charge. For the quarter ended December 31, 2008 other expenses include a $5,119,000 abandonment charge related to three sites under option agreements or letters of intent and a $600,000 severance charge.
(5)	Represents adoption new convertible debt guidance, with required retroactive application to all periods. The interest cost adjustment relates to our 4.125% Convertible Senior notes; and reflects a 6.01% market interest rate, the comparable cost for straight debt at the time of issuance. The expense is shown net of impact to capitalized interest.
(6)	Reflects the adoption of updated earning per share guidance requiring retroactive application.

CAPITAL EXPENDITURES	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008
Recurring capital expenditures	$5,080	$5,796	$6,796	$2,567	$5,481

Average apartment units in period	21,345	21,284	21,654	21,218	21,814

Capital expenditures per apartment unit in period	$238	$272	$314	$121	$251

Capital expenditures per apartment unit-trailing four quarters	$945	$978	$852	$794	$756

Revenue enhancing rehabilitation costs	$1,545	$1,387	$2,053	$2,112	$4,231

RECONCILIATION OF CONTINUING AND DISCONTINUED OPERATIONS	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008

Revenues from continuing operations	$85,481	$86,484	$86,257	$86,381	$86,926
Revenues from discontinued operations	—	86	1,930	2,227	4,184

Total Revenues	$85,481	$86,570	$88,187	$88,608	$91,110

Real estate expenses-continuing operations	$27,542	$28,034	$27,533	$26,377	$25,167
Real estate expenses-discontinued operations	—	72	950	766	1,760

Total Real Estate Expenses	$27,542	$28,106	$28,483	$27,143	$26,927

Partnership and other income	$1,407	$1,321	$1,776	$1,284	$6,640

Total Net Operating Income	$59,346	$59,785	$61,480	$62,749	$70,823

Depreciation from continuing operations	$22,729	$22,412	$22,368	$20,751	$20,217
Depreciation from discontinued operations	—	—	—	159	474

Total Depreciation	$22,729	$22,412	$22,368	$20,910	$20,691

Interest from continuing operations	$21,292	$20,998	$19,421	$21,022	$22,974
Interest from discontinued operations	—	—	—	—	—

Total Interest	$21,292	$20,998	$19,421	$21,022	$22,974

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended December 31, 2009 and 2008

(Dollar amounts in thousands)

		Revenues			Expenses
	No. of Units	Q4 2009	Q4 2008	% Change	Q4 2009	Q4 2008	% Change
California

San Diego	3,958	$17,287	$17,649	-2.1%	$4,667	$4,696	-0.6%
Inland Empire	3,553	11,843	12,556	-5.7%	4,030	3,922	2.8%
Orange County	2,545	10,840	11,432	-5.2%	3,317	3,128	6.0%
Los Angeles	2,075	9,086	9,727	-6.6%	3,026	3,103	-2.5%
San Francisco	2,928	13,885	14,906	-6.8%	3,979	3,664	8.6%

Subtotal; California	15,059	$62,941	$66,270	-5.0%	$19,019	$18,513	2.7%

Pacific Northwest

Seattle	3,211	10,867	12,078	-10.0%	3,844	3,496	10.0%

Non-Core Markets (1)	1,302	3,501	3,691	-5.1%	1,323	1,333	-0.8%

Total Same-Store (2)	19,572	$77,309	$82,039	-5.8%	$24,186	$23,342	3.6%

			Net Operating Income
	No. of Communities	No. of Units	Q4 2009	Q4 2008	% Change	% of Total
California

San Diego	13	3,958	$12,620	$12,953	-2.6%	23.7%
Inland Empire	12	3,553	7,813	8,634	-9.5%	14.8%
Orange County	8	2,545	7,523	8,304	-9.4%	14.2%
Los Angeles	10	2,075	6,060	6,624	-8.5%	11.4%
San Francisco	9	2,928	9,906	11,242	-11.9%	18.6%

Subtotal; California	52	15,059	$43,922	$47,757	-8.0%	82.7%

Pacific Northwest

Seattle	12	3,211	7,023	8,582	-18.2%	13.2%

Non-Core Markets (1)	3	1,302	2,178	2,358	-7.6%	4.1%

Total Same-Store (2)	67	19,572	$53,123	$58,697	-9.5%	100.0%

			Net Operating Income
“Non Same-Store” Summary	No. of Communities	No. of units	Q4 2009	Q4 2008
Development properties (3)	6	1,673	$4,995	$3,144
Discontinued operations (4)	8	2,236	—	2,424
Joint venture income (5)	13	4,080	531	593
Commercial and Other (6)	n/a	n/a	(179)	(82)
Other income	n/a	n/a	876	6,047

Total Non Same-Store	27	7,989	$6,223	$12,126

Less Properties Sold 2008 & 2009	(8)	(2,236)

Total All Units / NOI	86	25,325	$59,346	$70,823

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Consists of stabilized properties owned by BRE for at least five full quarters, starting October 1, 2008.
(3)	Consists of NOI from six properties fully delivered and experiencing lease up and stabilization and one property (203 Units) partially delivered as of December 31, 2009 with units under construction.
(4)	Includes results from two properties sold in 2009 and six properties sold in 2008.
(5)	Consists of our percentage of net income derived from joint venture investments in rental properties.
(6)	Consists of NOI from commercial properties that will later be converted to multi-family and other real estate expenses. For the three months ended December 31, 2009 and 2008 other real estate expenses exceeded the NOI from commercial.

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Twelve Months Ended December 31, 2009 and 2008

(Dollar amounts in thousands)

		Revenues			Expenses
	No. of Units	YTD 2009	YTD 2008	% Change	YTD 2009	YTD 2008	% Change
California
San Diego	3,958	$69,379	$70,366	-1.4%	$19,364	$19,285	0.4%
Inland Empire	3,553	48,416	50,815	-4.7%	16,463	16,253	1.3%
Orange County	2,545	44,147	45,789	-3.6%	13,212	13,164	0.4%
Los Angeles	2,075	36,831	39,893	-7.7%	12,461	12,301	1.3%
San Francisco	2,928	57,313	58,664	-2.3%	15,367	14,972	2.6%

Subtotal; California	15,059	$256,086	$265,527	-3.6%	$76,867	$75,975	1.2%

Pacific Northwest
Seattle	3,211	45,944	48,518	-5.3%	15,398	14,412	6.8%

Non-Core Markets (1)	1,302	14,338	15,325	-6.4%	5,643	5,690	-0.8%

Total Same-Store (2)	19,572	$316,368	$329,370	-3.9%	$97,908	$96,077	1.9%

			Net Operating Income
	No. of Communities	No. of Units	YTD 2009	YTD 2008	% Change	% of Total
California
San Diego	13	3,958	$50,015	$51,081	-2.1%	22.8%
Inland Empire	12	3,553	31,953	34,562	-7.5%	14.6%
Orange County	8	2,545	30,935	32,625	-5.2%	14.2%
Los Angeles	10	2,075	24,370	27,592	-11.7%	11.2%
San Francisco	9	2,928	41,946	43,692	-4.0%	19.2%

Subtotal; California	52	15,059	$179,219	$189,552	-5.5%	82.0%

Pacific Northwest
Seattle	12	3,211	30,546	34,106	-10.4%	14.0%

Non-Core Markets (1)	3	1,302	8,695	9,635	-9.8%	4.0%

Total Same-Store (2)	67	19,572	$218,460	$233,293	-6.4%	100.0%

			Net Operating Income
“Non Same-Store” Summary	No. of Communities	No. of units	YTD 2009	YTD 2008
Development properties (3)	6	1,673	$17,207	$9,828
Discontinued operations (4)	8	2,236	2,455	15,015
Joint venture income (5)	13	4,080	2,329	2,560
Commercial and Other (6)	n/a	n/a	(549)	(242)
Other income	n/a	n/a	3,459	7,885

Total Non Same-Store	27	7,989	$24,901	$35,046

Less Properties Sold 2008 & 2009	(8)	(2,236)

Total All Units / NOI	86	25,325	$243,361	$268,339

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Consists of stabilized properties owned by BRE for at least eight full quarters, starting January 1, 2008.
(3)	Consists of NOI from six properties fully delivered and experiencing lease up and stabilization and one property (203 Units) partially delivered as of December 31, 2009 with units under construction.
(4)	Includes results from two properties sold in 2009 and six properties sold in 2008.
(5)	Consists of our percentage of net income derived from joint venture investments in rental properties.
(6)	Consists of NOI from commercial properties that will later be converted to multi-family and other real estate expenses. For the twelve months ended December 31, 2009 and 2008 other real estate expenses exceeded the NOI from commercial.

BRE Properties, Inc.

“Same-Store” Operating Metrics

As of December 31, 2009 and 2008

	No. of Units	Market Rent per Unit (2)			Occupancy (3)		Turnover Ratio (4)
		Q4'09	Q4'08	% Change	Q4'09	Q4'08	2009	2008
California
San Diego	3,958	$1,494	$1,579	-5.4%	96.8%	94.5%	69%	70%
Inland Empire	3,553	1,172	1,300	-9.8%	94.7%	93.5%	69%	65%
Orange County	2,545	1,498	1,602	-6.5%	95.9%	93.8%	59%	56%
Los Angeles	2,075	1,521	1,830	-17.0%	95.4%	92.9%	62%	61%
San Francisco	2,928	1,720	1,822	-5.6%	95.1%	95.3%	64%	57%

Subtotal; California	15,059	$1,466	$1,599	-8.3%	95.7%	94.1%	65%	63%

Pacific Northwest
Seattle	3,211	1,153	1,342	-14.0%	93.2%	93.0%	60%	55%

Non-Core Markets (1)	1,302	944	1,029	-8.2%	94.3%	93.6%	65%	60%

Total/Average Same Store (5)	19,572	$1,380	$1,519	-9.1%	95.1%	93.8%	64%	61%

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Represents, by region, weighted average market level rents for the quarter.
(3)	Represents average physical occupancy for the quarter.
(4)	Represents the number of units turned over for the twelve month period, divided by the number of units in the region.
(5)	Consists of stabilized properties directly owned by BRE for at least five full quarters, starting October 1, 2008.

“Non Same-Store” Operating Metrics

Development and Joint Venture Communities -Q4’09(6)

	Number of Units
	DEV	HELD FOR SALE	JV	Total	Market Rent/Unit	Average Occupancy
California
L.A./ Orange Co.	1,252	—	—	1,252	$1,983	94.5%
San Francisco	224	—	—	224	1,996	95.9%
Sacramento	—	—	236	236	1,076	97.7%

Pacific Northwest
Seattle	197	—	—	197	1,668	74.2%

Mountain/Desert Markets
Phoenix	—	—	1,248	1,248	803	92.9%
Denver	—	—	2,596	2,596	898	94.6%

Total/Average Non-Same Store	1,673	—	4,080	5,753	$1,190	93.7%

Total/Average Portfolio				25,325	$1,337	94.8%

(6)	Consists of communities acquired and development properties delivered or stabilized after October 1, 2008 and thirteen joint venture communities.

BRE Properties, Inc.

Debt Structure as of December 31, 2009

(Dollar and share amounts in thousands)

			For the twelve months ended December 31, 2009
FIXED RATE	Balance Outstanding December 31, 2009	Average Life	Weighted Average Int. Rate	Percentage Total Debt	Percentage Gross Assets
Unsecured	$469,142	5.46 years	5.84%	25.1%	13.2%
Convertible debt (1)	357,776	2.14 years	6.01%	19.2%	10.0%
Secured debt	752,157	8.50 years	5.70%	40.3%	21.1%
Total fixed rate debt	$1,579,075	6.16 years	5.81%	84.6%	44.3%

VARIABLE RATE DEBT
Unsecured Line of credit (2)	288,000	2.75 years	1.54%	15.4%	8.1%
Total variable rate debt	$288,000	2.75 years	1.54%	15.4%	8.1%

TOTAL DEBT	$1,867,075	5.63 years	5.15%	100.0%	52.4%

Ratio of debt to total market capitalization	48%

Interest expense coverage - YTD ’09 (3)	3.0	x

Fixed charge coverage - YTD ’09 (3)	2.6	x

SCHEDULED PRINCIPAL PAYMENTS

	Unsecured	Secured	Total
2010	30,579	33,271	63,850
2011	48,545	2,128	50,673
2012 (4)	645,776	66,645	712,421
2013	40,018	30,113	70,131
2014	50,000	3,120	53,120
Thereafter	300,000	616,880	916,880

Total	$1,114,918	$752,157	$1,867,075

SENIOR UNSECURED DEBT RATINGS AS OF February 1, 2009

Moody's		Baa2	(stable)
Standard & Poor's		BBB	(negative)
Fitch		BBB	(negative)

CAPITALIZED INTEREST

		Qtr. Ended 12/31/2009	Qtr. Ended 12/31/2008
Interest capitalized		$3,526	$5,703

		YTD 12/31/2009	YTD 12/31/2008
Interest capitalized		$16,330	$23,124

SUMMARY OF COMMON SHARES

Weighted Average	Qtr. Ended 12/31/2009	Qtr. Ended 12/31/2008
Diluted shares - FFO (5)	54,580	51,986
Diluted shares - EPS(6)	54,580	51,181
Total shares and units outstanding at end of period	55,908	51,930

Weighted Average	YTD 12/31/2009	YTD 12/31/2008
Diluted shares - FFO (5)	53,541	52,270
Diluted shares - EPS(6)	52,761	51,440

SUMMARY OF PREFERRED SHARES

	Qtr. Ended 12/31/2009	Qtr. Ended 12/31/2008
Total preferred shares outstanding	7,000	7,000

SELECTED DEBT COVENANTS & CREDIT RATIOS (7)

	Requirement	Qtr. Ended 12/31/2009
Aggregate Debt Test	<60%	52.4
(Debt to gross assets, as defined)
Secured Debt Test	<40%	21.1
(Secured debt to total gross assets, as defined)
Debt Service Test	>1.50	2.03
(Income available for debt service charge, as defined)
Unencumbered Asset Test	>1.50	2.38
(Total unencumbered assets to unsecured debt)
Unencumbered NOI	N/A	68.8
(NOI related to unencumbered assets)

(1)	Represents $371.3 million cash principal with 4.125% coupon adjusted to reflect new convertible debt accounting guidance.
(2)	At December 31, 2009 we had a unsecured line of credit providing up to $750 million priced at LIBOR plus 47.5 bp, maturing in September 2012.
(3)	Represents interest expense and preferred stock dividend payment coverage for the twelve months ended December 31, 2009.
(4)	Includes the scheduled maturity of our unsecured line of credit. At December 31, 2009, the outstanding balance was $288 million.
(5)	Represents denominator for shares in the calculation of diluted FFO per share. See summary of common shares in Exhibit B.
(6)	Represents denominator for shares in the calculation of diluted EPS. See summary of common shares in Exhibit B.
(7)	Represents strictest covenant compliance requirements of existing debt.

BRE Properties, Inc.

Development Communities and Land Held for Development

December 31, 2009

(Dollar amounts in millions)

CONSTRUCTION IN PROGRESS	Number of Units	Cost Incurred (1)	Estimated Cost (2)	Balance to Complete	Product Type	First Units Delivered	Estimated Completion (3)
Belcarra Apartments
Bellevue, WA	296	$86.1	$86.4	$0.3	Podium	4Q/2009	1Q/2010
Villa Granada
Santa Clara, CA	270	73.6	89.7	16.1	Podium	2Q/2010	3Q/2010

Total CIP	566	$159.7	$176.1	$16.4

LAND UNDER DEVELOPMENT (4)	Number of Units	Cost Incurred	Estimated Cost (5)	Estimated Const. Start	Product Type
Wilshire La Brea (6)
Los Angeles, CA	470	$97.1	TBR	TBD	Podium
Pleasanton
Pleasanton, CA	240	14.8	TBR	TBD	Garden
Stadium Park II
Anaheim, CA	250	24.5	TBR	TBD	Wrap
Lawrence Station
Sunnyvale, CA	338	19.1	TBR	TBD	Wrap

Total Land Owned	1,298	$155.5	$580.4

LAND UNDER CONTRACT (7)	Number of Units	Cost Incurred (8)	Estimated Cost (5)	Product Type
Mercer Island, WA	166	5.7	TBR	Podium

Walnut Creek, CA	361	7.1	TBR	Podium

Total	527	$12.8	$176.1

(1)	Reflects all recorded costs incurred as of December 31, 2009, recorded on our consolidated balance sheets as “direct investments in real estate-construction in progress.” Included in this amount is $58.3 million of costs for the 203 completed units on Belcarra which is reflected on our Consolidated Balance Sheet as “direct investments in real estate - investments in rental properties.”
(2)	Reflects the estimated economic cost of development projects, which in certain instances may not reflect the carrying value of the final asset reported under GAAP.
(3)	“Completion” is defined as our estimate of when an entire project will have a final certificate of occupancy.
(4)	Represents projects in various stages of predevelopment, development and initial construction, for which construction or supply contracts have not yet been finalized. As these contracts are finalized, projects are transferred to construction in progress
(5)	Reflects the aggregate cost estimates; specific property cost estimates To Be Reported (TBR) once entitlement approvals are received and the company is prepared to begin construction.
(6)	Project’s estimated cost reflects the construction of 470 units and 40,000 sq feet of retail. The estimated unit count and costs reflect the current underlying entitlements associated with the site.
(7)	Land under contract represents land parcels for which we have signed a purchase and sale agreement, made a non refundable deposit and commenced the entitlement process.
(8)	Represents deposits, contractual costs, and entitlement expenses incurred to date.

BRE Properties, Inc.	Exhibit A

Sequential “Same-Store” Multifamily Markets Summary

Last five quarters

REVENUES

	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008
California
San Diego	0.1%	-0.4%	-0.6%	-1.1%	-1.0%
Inland Empire	-2.3%	-0.8%	0.0%	-2.2%	-1.6%
Orange County	-1.4%	-0.7%	-1.4%	-1.8%	-1.3%
Los Angeles	-1.3%	1.8%	-4.6%	-2.5%	-3.4%
San Francisco	-2.7%	-1.1%	-2.2%	-1.1%	-0.5%

Subtotal; California	-1.5%	-0.4%	-1.6%	-1.6%	-1.6%

Pacific Northwest
Seattle	-4.4%	-2.6%	-3.2%	-0.4%	-2.8%

Non-Core Markets (1)	-2.2%	-1.4%	0.2%	-1.8%	-3.7%

Total Same Store	-1.9%	-0.7%	-1.7%	-1.5%	-1.8%

EXPENSES (2)
	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008
California
San Diego	-3.5%	-0.5%	-2.7%	6.4%	-7.9%
Inland Empire	-3.7%	-0.9%	5.2%	2.1%	-8.4%
Orange County	-0.2%	1.8%	-1.3%	5.8%	-7.8%
Los Angeles	-5.8%	2.8%	0.9%	-0.2%	1.2%
San Francisco	3.6%	-1.1%	6.0%	0.0%	-2.5%

Subtotal; California	-2.0%	0.2%	1.5%	3.3%	-5.9%

Pacific Northwest
Seattle	-2.8%	1.0%	6.4%	5.2%	-8.8%

Non-Core Markets (1)	-15.4%	12.8%	1.2%	2.7%	-12.2%

Total Same Store	-2.9%	1.0%	2.2%	3.3%	-6.7%

NET OPERATING INCOME
	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008

California
San Diego	1.4%	-0.4%	0.2%	-3.8%	1.7%
Inland Empire	-1.6%	-0.7%	-2.6%	-4.2%	1.7%
Orange County	-2.0%	-1.8%	-1.4%	-4.6%	1.4%
Los Angeles	1.1%	1.3%	-1.4%	-3.5%	-5.4%
San Francisco	-5.0%	-1.1%	-4.9%	-1.5%	0.1%

Subtotal; California	-1.2%	-0.6%	-2.8%	-3.5%	0.2%

Pacific Northwest
Seattle	-5.2%	-4.4%	-7.4%	-2.6%	0.0%

Non-Core Markets (1)	8.0%	-10.2%	-0.5%	-4.3%	1.6%

Total Same Store	-1.4%	-1.5%	-3.4%	-3.3%	0.2%

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.

BRE Properties, Inc.	Exhibit B

Share Analysis as of December 31, 2009

(Dollar and share amounts in thousands)

SUMMARY OF COMMON SHARES
	Qtr. Ended 12/31/2009	Qtr. Ended 9/30/2009	Qtr. Ended 6/30/2009	Qtr. Ended 3/31/2009	Qtr. Ended 12/31/2008
Weighted Average
Weighted average shares outstanding (1)	54,540	53,575	51,765	51,180	51,120
Weighted average OP units (2)	—	780	785	785	805
Dilutive effect of stock based awards	40	1	—	—	61

Diluted shares - FFO (3)	54,580	54,356	52,550	51,965	51,986
Less: Anti-dilutive OP Units (3)	—	(780)	(785)	(785)	(805)

Diluted shares - EPS(4)	54,580	53,576	51,765	51,180	51,181

	YTD 12/31/2009	YTD 12/31/2008
Weighted Average
Weighted average shares outstanding (1)	52,760	51,050
Weighted average OP units	780	830
Dilutive effect of stock based awards	1	390

Diluted shares - FFO (3)	53,541	52,270
Less: Anti-dilutive OP Units (4)	(780)	(830)

Diluted shares - EPS(5)	52,761	51,440

	As of 12/31/2009	As of 9/30/2009	As of 6/30/2009	As of 3/31/2009	As of 12/31/2008
Ending
Shares outstanding at end of period	55,137	54,338	52,821	51,241	51,150
OP units at end of period	771	780	780	780	780
Dilutive effect of stock based awards	40	1	—	—	61

Total	55,948	55,119	53,601	52,021	51,991

SUMMARY OF PREFERRED SHARES
	Qtr. Ended 12/31/2009	Qtr. Ended 9/30/2009	Qtr. Ended 6/30/2009	Qtr. Ended 3/31/2009	Qtr. Ended 12/31/2008
6.75% Series C, $25 per share liquidation preference	4,000	4,000	4,000	4,000	4,000
6.75% Series D, $25 per share liquidation preference	3,000	3,000	3,000	3,000	3,000

	7,000	7,000	7,000	7,000	7,000

(1)	Represents denominator for shares in the calculation of basic earnings per share.
(2)	OP Units are anti-dilutive for FFO and EPS for the quarter ended 12/31/09 and therefore are not included in shares calculation.
(3)	Represents denominator for shares in the calculation of diluted FFO per share. Prior period numbers have been adjusted to reflect the adoption of new accounting guidance requiring retroactive application.
(4)	Under FASB guidance, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.
(5)	Represents denominator for shares in the calculation of diluted EPS. Prior period numbers have been adjusted to reflect the adoption of new guidance requiring retroactive application.

BRE Properties, Inc.	Exhibit C

2010 Financial Outlook

2009: FFO per share summary

2009 reported FFO		$2.23
Less: Gain on retirement of debt		(0.03)
Add: Other expenses (non routine)		0.25
Add: Noncash interest from convertible notes		0.12
2009 FFO excluding non routine items and noncash interest charges		$2.58

2010: EPS & FFO per share guidance

	Low End	Midpoint	High End
Earnings per share	$1.03	$1.13	$1.23
Depreciation per share	$0.75	$0.75	$0.75
FFO per share - reported	$1.78	$1.88	$1.98
Add - noncash interest from convertible notes	$0.12	$0.12	$0.12
FFO per share - excluding noncash interest charges	$1.90	$2.00	$2.10

2010: Expected Same-Store NOI

Same-Store revenue decline	-3.5%	to	-5.5%
Same-Store expense increase	1.0%	to	2.0%
Same-Store NOI decrease	-5.5%	to	-8.5%

2010: Other elements of guidance

Incremental NOI from non same-store lease up assets	$4,000,000	to	$5,000,000

G&A expense	$20,000,000	to	$22,000,000

Interest expense	$87,000,000	to	$89,000,000
Capitalized interest	$9,500,000	to	$10,500,000
LIBOR (average)	50 bps	to	75 bps

Estimated capital requirements / activity
Development advances	$40,000,000	to	$60,000,000
Acquisitions	$0	to	$0
Disposition proceeds	$0	to	$0
Recurring capital improvements	$18,000,000	to	$22,000,000

BRE Properties, Inc.	Exhibit D

Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated property, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

	Quarter Ended 12/31/2009	Quarter Ended 12/31/2008	Twelve Months Ended 12/31/2009	Twelve Months Ended 12/31/2008
Net(loss)/income available to common shareholders	$(7,156)	$55,680	$50,642	$122,760
Depreciation from continuing operations	22,729	20,217	88,260	79,107
Depreciation from discontinued operations	—	474	159	2,352
Redeemable noncontrolling interest in income (1)	—	550	1,885	2,291
Depreciation from unconsolidated entities	472	482	1,841	1,715
Net gain on investments	—	(41,164)	(21,574)	(65,984)
Less: Redeemable noncontrolling interest in income not convertible into common shares (1)	—	(106)	(424)	(423)

Funds from operations	$16,045	$36,133	$120,789	$141,818

Allocation to participating securities - diluted FFO (2)	$(151)	$(374)	$(1,233)	$(1,466)

Allocation to participating securities - diluted EPS (2)	$98	$(586)	$(458)	$(1,265)

Diluted shares outstanding - EPS (3)	54,540	51,181	52,761	51,440
Net income per common share - diluted	$(0.13)	$1.08	$0.95	$2.36

Diluted shares outstanding - FFO (3)	54,580	51,986	53,541	52,270
FFO per common share - diluted	$0.29	$0.69	$2.23	$2.69

(1)

OP units are anti-dilutive for the quarter ending December 31, 2009, but dilutive for the twelve months ending December 31, 2009. Redeemable noncontrolling interest in income of $394,000 and redeemable noncontrolling interest in income not convertible to common ($106,000) have been excluded for the quarterly FFO calculation but are included within the year to date calculation.

(2)	Adjustment to the numerators for diluted FFO per common share and diluted net income per common share calculations when applying the two class method for calculating EPS.
(3)	See analysis of weighted average shares and ending shares at Exhibit B. Shares outstanding reflect adoption of new EPS accounting guidance.

BRE Properties, Inc.	Exhibit D, continued

Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from property dispositions and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter Ended 12/31/2009	Quarter Ended 12/31/2008	Twelve Months Ended 12/31/2009	Twelve Months Ended 12/31/2008
Net (loss)/income available to common shareholders	$(7,156)	$55,680	$50,642	$122,760
Interest, including discontinued operations	21,292	22,974	82,734	92,067
Depreciation, including discontinued operations	22,729	20,691	88,419	81,459

EBITDA	36,865	99,345	221,795	296,286
Redeemable noncontrolling interest in income	394	550	1,885	2,291
Net gain on sales	—	(41,164)	(21,574)	(65,984)
Dividends on preferred stock	2,953	2,953	11,813	11,813
Other expenses	13,522	5,719	13,522	5,719
Net gain on extinguishment of debt	870	(2,364)	(1,470)	(2,364)
Nonroutine income items	—	(5,407)	—	(5,407)

Adjusted EBITDA	$54,604	$59,631	$225,971	$242,354

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core property operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead by acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter Ended 12/31/2009	Quarter Ended 12/31/2008	Twelve Months Ended 12/31/2009	Twelve Months Ended 12/31/2008
Net (loss)/income available to common shareholders	$(7,156)	$55,680	$50,642	$122,760
Interest, including discontinued operations	21,292	22,974	82,734	92,067
Depreciation, including discontinued operations	22,729	20,691	88,419	81,459
Redeemable noncontrolling interest in income	394	550	1,885	2,291
Net gain on sales	—	(41,164)	(21,574)	(65,984)
Dividends on preferred stock	2,953	2,953	11,813	11,813
General and administrative expense	4,742	5,784	17,390	20,578
Other expenses	13,522	5,719	13,522	5,719
Net loss/(gain) on extinguishment of debt	870	(2,364)	(1,470)	(2,364)

NOI	$59,346	$70,823	$243,361	$268,339

Less Non Same-Store NOI	6,223	12,126	24,901	35,046

Same-Store NOI	$53,123	$58,697	$218,460	$233,293